Exhibit 10.2

SERIES A PREFERRED STOCK AGREEMENT

     This Agreement (this “Agreement”) is dated as of August 11, 2010 among Jinhao Motor Company, a Nevada corporation (the “Company”), Islamic Bank of Asia Limited (“IBA”) and Mr. Tsoi Chak Shing, a shareholder of the Company and acting in its personal capacity as a covenantor (the “Covenantor”).

     WHEREAS, the parties to this Agreement are also parties to (i) that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) for the sale and purchase of shares of Series A Convertible Redeemable Stock of the Company dated as of August 11, 2010 and (ii) that certain Investors’ Rights Agreement to be executed as of the closing of the financing contemplated under the Securities Purchase Agreement (the “Investors’ Rights Agreement”; collectively with the Securities Purchase Agreement, the “Transaction Agreements”);

      WHEREAS, subject to the terms and conditions set forth in the Securities Purchase Agreement, IBA has agreed to purchase Series A Preferred Stock of the Company;

     WHEREAS, the Certificate of Designation, in the form of Exhibit B attached to the Securities Purchase Agreement, to be filed with the Secretary of State of the State of Nevada, will set forth the rights, preferences and privileges of the Series A Preferred Stock;

     WHEREAS, IBA has agreed, notwithstanding the provisions of the Certificate of Designation and the Securities Purchase Agreement, to waive certain rights, preferences and privileges it would otherwise be entitled to thereunder and has agreed not to seek to enforce such rights, preferences and privileges against the Company, in each case, on the terms and subject to the conditions set forth herein; and

     WHEREAS, the Covenantor acting in its personal capacity covenants as set out herein for the benefit of IBA.

AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company, the Covenantor and IBA agree as follows:

ARTICLE 1
DEFINITIONS

     1.1 Definitions. Capitalised terms used but not defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement, and:

     “Covenantor” means Mr. Tsoi Chak Shing.

     “IBA Series A Preferred Stock” is defined in Exhibit A attached hereto.

      “Waived Provisions” means the rights, preferences and privileges of Series A Preferred Stock as set out in the Certificate of Designation solely to the extent such rights, preferences and privileges are more advantageous to the holder of Series A Preferred Stock than the rights, preferences and privileges described in Exhibit A.

ARTICLE 2
AGREEMENTS WITH RESPECT TO THE WAIVED PROVISIONS

2.1 IBA Series A Preferred Stock; Certificate of Designation.

          (a) Notwithstanding the provisions of the Certificate of Designation and the Securities Purchase Agreement, IBA agrees that, with respect to itself only, the Certificate of Designation shall be interpreted and applied by the Company in all events as if such Certificate of Designation read as set forth in Exhibit A hereto.

          (b) IBA irrevocably waives all its rights and powers under and with respect to the Waived Provisions and agrees not to bring or commence any Action to enforce the Waived Provisions for its benefit.

2.2 IBA Series A Preferred Stock; Investors’ Rights Agreement.

          (a) Notwithstanding the provisions of the Investors’ Rights Agreement, IBA agrees that, with respect to itself only:

           (i) Section 7(a) of the Investors’ Rights Agreement shall be interpreted and applied by the Company, the Company Entities and the Major Shareholder to apply only to such payment obligations owed by the Company to the holder of IBA Preferred Stock as may apply after giving effect to the amendments and waivers provided for in this Agreement; and

           (ii) Section 7(d) of the Investors’ Rights Agreement shall not apply for the benefit of the holder of IBA Preferred Stock, but the Company shall endeavour to achieve the After Tax Net Profit targets set forth in Section 7(d) of the Investors’ Rights Agreement.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties of the Company. Except as disclosed in the Disclosure Schedules attached to the Securities Purchase Agreement as Schedule 1, the Company makes the following representations and warranties to IBA as of the date hereof and as of the Closing Date:

          (a) Organization and Qualification. The Company is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct its respective businesses and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

          (b) Authorization; Enforcement. The Company has the requisite corporate and other power and authority to enter into and to consummate the transactions contemplated by this Agreement to which it is a party and otherwise to carry out its obligations thereunder. The execution and delivery of this Agreement, by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company, and no further action is required by the Company in connection with such authorization. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company each in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar Legal Requirement relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

          (c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any Legal Requirement, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

     3.2 Representations and Warranties of IBA. IBA makes the following representations and warranties to the Company as of the date hereof and as of the Closing Date:

          (a) Organization; Authority. IBA is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by IBA of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate on the part of IBA. This Agreement has been duly executed, and when delivered in accordance with the terms hereof, will constitute the valid and legally binding obligation of IBA, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

     3.3 Representations and Warranties of the Covenantor. The Covenantor makes the following representations and warranties to IBA as of the date hereof and as of the Closing Date:

          (a) Capacity and Qualification. The Covenantor is a natural person with the requisite power and authority to own and use his properties and assets.

          (b) Authorization; Enforcement. The Covenantor has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement, by the Covenantor and the consummation by the Covenantor of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Covenantor, and no further action is required by the Covenantor in connection with such authorization. This Agreement has been (or upon delivery will have been) duly executed by the Covenantor and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Covenantor, enforceable against the Covenantor each in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar Legal requirement relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

          (c) No Conflicts. The execution, delivery and performance of this Agreement by the Covenantor and the consummation by the Covenantor of the transactions contemplated thereby do not and will not (i) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Covenantor is a party or by which any property or asset of the Covenantor is bound or affected, or (ii) result in a violation of any Legal Requirement, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Covenantor or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Covenantor is bound or affected; except such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

ARTICLE 4
OTHER AGREEMENTS OF THE PARTIES

     4.1 Covenant. Subject to Section 7(a) of the Investors’ Rights Agreement, the Covenantor acting in his personal capacity and not as a shareholder of the Company shall ensure the timely payment to IBA by the Company of all dividends, redemption price and all other amounts payable under the Investors’ Rights Agreement in respect of the IBA Preferred Stock (in each case, as the terms of such IBA Preferred Stock and the Investors' Rights Agreement are amended by this Agreement), and further undertakes that in the event of any failure by the Company to make any of the above payments to IBA in breach of its contractual obligations, he will in his personal capacity promptly make such payments in full to IBA. For the avoidance of doubt, the intention of this Section is not to create rights which are superior to those of other Series A Stockholders of the Company or to expand the Covernantor’s obligations under the Transaction Agreements.

     4.2 Declaration. The Company declares and agrees that with respect to distributions to holders of IBA Preferred Stock, it will act as if the Certificate of Designation for Series A Preferred Stock had been amended to read as set forth in Exhibit A.

ARTICLE 5
MISCELLANEOUS

     5.1 Entire Agreement. This Agreement (including Exhibit A) hereto contain the entire understanding of the parties with respect to the subject matter hereof and except for the Securities Purchase Agreement and the Investors’ Rights Agreement, supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     5.2 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed by the parties hereto. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     5.3 Construction; Interpretation. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. The words “including,” “include” and other words of similar import shall be deemed to be followed by the words “without limitation.”

     5.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, the Covenantor and their successors. The Company and the Covenantor may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the IBA. IBA may assign any or all of its rights under this Agreement to any Person to whom IBA assigns or transfers any Securities and who agrees to be bound hereby.

     5.5 Third-Party Beneficiaries. This Agreement is intended for the benefit of, and may be enforced by, the parties hereto and their respective successors and permitted assigns and, in respect of section 2.2, by all parties to the Investors’ Rights Agreement and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     5.6 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Any dispute, controversy or claim arising out of or relating to this Agreement or the transactions contemplated hereof, or the breach, termination or invalidity thereof, shall be settled by arbitration in Hong Kong under the UNCITRAL Arbitration Rules in accordance with the Hong Kong International Arbitration Centre Procedures for the Administration of International Arbitration in force at the date hereof. The place of the arbitration shall be Hong Kong and the language of the arbitration shall be English. There shall be only one arbitrator.

     5.7 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     5.8 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

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Exhibit 10.2

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

JINHAO MOTOR COMPANY

By: /s/ Tsoi Chak Shing
Name: Tsoi Chak Shing
Title: Director

ISLAMIC BANK OF ASIA LIMITED

By: /s/ Tan Jeh Wuan
Name: Tan Jeh Wuan
Title: Managing Director

Mr. Tsoi Chak Shing
By: /s/ Tsoi Chak Shing